As filed with the Securities and Exchange Commission on April 24, 2001

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8
                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

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                         ROCKPORT HEALTHCARE GROUP, INC.
             (Exact name of registrant as specified in its charter)

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             DELAWARE                                     33-0611497
    (State or other jurisdiction of                   (I.R.S. Employer
     incorporation or organization)                  Identification No.)

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                      50 BRIAR HOLLOW LANE, SUITE 515 WEST
                              HOUSTON, TEXAS  77027
          (Address of principal executive offices, including Zip Code)

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                         ROCKPORT HEALTHCARE GROUP, INC.
                          2000 LONG-TERM INCENTIVE PLAN
                            (Full title of the plan)

--------------------------------------------------------------------------------
                                  HARRY M. NEER
                      PRESIDENT AND CHIEF EXECUTIVE OFFICER
                         ROCKPORT HEALTHCARE GROUP, INC.
                      50 BRIAR HOLLOW LANE, SUITE 515 WEST
                              HOUSTON, TEXAS  77027
                     (Name and address of agent for service)
--------------------------------------------------------------------------------
                                 (713) 621-9424
          (Telephone number, including area code, of agent for service)

                                    Copy to:
                           ROBERT J. VIGUET, JR., ESQ.
              Chamberlain, Hrdlicka, White, Williams & Martin, P.C.
                          1200 Smith Street, Suite 1400
                            Houston, Texas 77002-4401

                               CALCULATION  OF  REGISTRATION  FEE
------------------------  ------------  --------------------  ------------------------  -----------------
                                          PROPOSED MAXIMUM
TITLE OF SECURITIES       AMOUNT TO BE   OFFERING PRICE PER       PROPOSED MAXIMUM          AMOUNT OF
TO BE REGISTERED           REGISTERED         UNIT(1)         AGGREGATE OFFERING PRICE  REGISTRATION FEE
------------------------  ------------  --------------------  ------------------------  -----------------
COMMON STOCK, PAR            1,000,000  $               0.29  $                290,000  $           72.50
VALUE $.001 PER SHARE(2)
------------------------  ------------  --------------------  ------------------------  -----------------

(1) Estimated solely for the purpose of calculating the amount of registration fee. Pursuant to Rule 457(h) and 457(c) based upon $0.29 per share, the average of high and low prices of the Common Stock as reported by the NASD Over-The-Counter Bulletin Board on April 18, 2001.

(2) This registration statement shall also cover any additional shares of the registrant's Common Stock that become issuable under terms of the registrant's 2000 Long-Term Incentive Plan to prevent dilution resulting from any stock dividend, stock split, recapitalization or other similar transaction.

This registration statement on Form S-8 is being filed by the registrant, Rockport Healthcare Group, Inc., a Delaware corporation, for the purposes of registering 1,000,000 shares of the registrant's Common Stock, par value $.001 per share ("Common Stock"), for issuance under the terms of the Rockport
Healthcare Group, Inc. 2000 Long-Term Incentive Plan (the "Plan"). Such 1,000,000 shares of Common Stock have been reserved for issuance from the registrant's authorized but unissued shares of Common Stock.


                                     PART I
              INFORMATION REQUIRED IN THE SECTION 10(A) PROSPECTUS

* Information required by Part I to be contained in the Section 10(a) prospectus is omitted from this registration statement on Form S-8 in accordance with Rule 428 under the Securities Act of 1933 and the Note to
     Part  I  of  Form  S-8.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM  3.  INCORPORATION  OF  CERTAIN  DOCUMENTS  BY  REFERENCE.

     The following documents filed by Rockport Healthcare Group, Inc. (the "Company" or "Rockport") with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), Commission File No. 0-23514, are incorporated by reference into this Registration Statement:

     (a) Annual Report on Form 10-KSB for the year ended March 31, 2000, filed on June 29, 2000;

     (b) Quarterly Report on Form 10-QSB for the quarter ended June 30, 2000, filed on August 9, 2000;

     (c) Quarterly Report on Form 10-QSB for the quarter ended September 30, 2000, filed on November 14, 2000;

     (d) Quarterly Report on Form 10-QSB for the quarter ended December 31, 2000, filed on February 14, 2001;

     (e) The description of Rockport Common Stock contained in Rockport's Registration Statement on Form 10-SB, dated July 26, 1994, Commission File No. 0-23514.

     (f) All documents subsequently filed by the Company with the Commission pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment to this registration statement which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this registration statement and to be a part hereof from the date of such filing of such documents.

ITEM  4.  DESCRIPTION  OF  SECURITIES.

     Not  applicable.

ITEM  5.  INTERESTS  OF  NAMED  EXPERTS  AND  COUNSEL.

     Not  applicable.

ITEM  6.  INDEMNIFICATION  OF  DIRECTORS  AND  OFFICERS.

     As permitted by Section 102 of the Delaware General Corporation Law ("DGCL"), Article Seven of Rockport's Certificate of Incorporation, as amended, contains provisions eliminating a director's personal liability for monetary damages to Rockport and its stockholders arising from a breach of a director's fiduciary duty, except for liability (a) for any breach of the director's duty of loyalty to Rockport or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under Section 174 of the DGCL, or (d) for any transaction from which the director derived an improper personal benefit.

     Rockport's Bylaws provide for indemnification of directors and officers of Rockport to the fullest extent permitted by Section 145 of the DGCL against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with any proceeding arising by reason of the fact that such person is or was an officer or director of Rockport or is or was serving at the request of Rockport as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise.

     Section 145 of the DGCL provides generally that a person sued as a director, officer, employee or agent of a corporation may be indemnified by the corporation for reasonable expenses, including attorneys' fees, if in the case of other than derivative suits such person has acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation (and, in the case of a criminal proceeding, had no reasonable cause to believe that such person's conduct was unlawful); provided, that in the case of an action or suit by or in the right of the corporation, no indemnification may be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine that such person is fairly and reasonably entitled to indemnity for proper expenses. The indemnification may be made only as authorized in each specific case upon a determination by the stockholders or disinterested directors that indemnification is proper because the indemnitee has met the applicable standard of conduct. Indemnification of expenses is mandatory in the case of a director or officer who is successful on the merits in defending any such action, suit or proceeding.

     The Company intends to purchase and to maintain liability insurance policies covering directors and officers of the Company and certain subsidiaries of the Company in certain circumstances.

ITEM  7.  EXEMPTION  FROM  REGISTRATION  CLAIMED.

     Not  applicable.

ITEM  8.  EXHIBITS.

The  following  exhibits  are  included  herein:


   EXHIBIT
   NUMBER     DESCRIPTION OF EXHIBIT
------------  --------------------------------------------------------------------------------------

     4.1      Certificate of Incorporation of Rockport (incorporated by reference to Exhibit 3.1 to
              Rockport's Registration Statement on Form 10-SB, dated July 26, 1994, Commission
              File No. 0-23514)
     4.2      Amendment to Certificate of Incorporation of Rockport (incorporated by reference to
              Exhibit 3.1 to registrant's Current Report on Form 8K/A, dated December 17, 1997,
              Commission File No. 0-23514)
     4.3      Bylaws of Rockport (incorporated by reference to Exhibit 3.2 to Rockport's
              Registration Statement on Form 10-SB, dated July 26, 1994, Commission File No. 0-
              23514)
     4.4      Specimen Common Stock certificate (incorporated by reference to Exhibit 4.1 to the
              Company's Annual Report on Form 10-KSB for the year ended March 31, 2000,
              Commission File No. 0-23514)
  *  4.5      Rockport Healthcare Group, Inc. 2000 Long-Term Incentive Plan
  *  5.1      Opinion of Chamberlain, Hrdlicka, White, Williams & Martin, P.C.
  * 23.1      Consent of Hein + Associates LLP
  * 23.2      Consent of Chamberlain, Hrdlicka, White, Williams & Martin, P.C. (contained in
              Exhibit 5.1)
  * 24.1      Powers of Attorney (included as part of the signature pages of this registration statement)

________________________
*     FILED  HEREWITH

ITEM  9.  UNDERTAKINGS.

     (a)     The  undersigned  registrant  hereby  undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

               (i) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933 (the "Securities Act");

               (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

               (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

          Provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or
     Section 15(d) of the Exchange Act that are incorporated by reference in this Registration Statement.

          (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement relating to the securities offered herein shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) The undersigned registrant hereby undertakes that, insofar as indemnification for liabilities under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration
Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Houston, State of Texas, this 24th day of April, 2001.

                                   ROCKPORT  HEALTHCARE  GROUP,  INC.


                                   By:  /s/  Harry  M.  Neer
                                        ----------------------------------------
                                        Harry  M.  Neer
                                        President and Chief Executive Officer

                                POWER OF ATTORNEY

     The undersigned directors and officers of Rockport Healthcare Group, Inc. do hereby constitute and appoint Harry M. Neer and Larry K. Hinson, and each of them, with full power of substitution, our true and lawful attorneys-in-fact to sign and execute, on behalf of the undersigned, any and all amendments (including post-effective amendments) to this Registration Statement; and each of the undersigned does hereby ratify and confirm all that said attorneys-in-fact shall do or cause to be done by virtue hereof.


     Signature                           Title                       Date
     ---------                           -----                       ----


/s/  John  K. Baldwin             Chairman of the Board          April 24, 2001
----------------------------                                     --------------
John  K.  Baldwin


/s/  Harry  M.  Neer              President, Chief Executive     April 24, 2001
----------------------------      Officer  and  Director         --------------
Harry  M.  Neer


/s/  Larry  K.  Hinson            Secretary, Treasurer           April 24, 2001
----------------------------      and  Director                  --------------
Larry  K.  Hinson


/s/  Robert  D.  Johnson          Director                       April 24, 2001
----------------------------                                     --------------
Robert  D.  Johnson


/s/  Eric  Kolstad                Director                       April 24, 2001
----------------------------                                     --------------
Eric  Kolstad

INDEX  TO  EXHIBITS

The  following  exhibits  are  included  herein:

   EXHIBIT
   NUMBER     DESCRIPTION OF EXHIBIT
------------  --------------------------------------------------------------------------------------

     4.1      Certificate of Incorporation of Rockport (incorporated by reference to Exhibit 3.1 to
              Rockport's Registration Statement on Form 10-SB, dated July 26, 1994, Commission
              File No. 0-23514)
     4.2      Amendment to Certificate of Incorporation of Rockport (incorporated by reference to
              Exhibit 3.1 to registrant's Current Report on Form 8K/A, dated December 17, 1997,
              Commission File No. 0-23514)
     4.3      Bylaws of Rockport (incorporated by reference to Exhibit 3.2 to Rockport's
              Registration Statement on Form 10-SB, dated July 26, 1994, Commission File No. 0-
              23514)
     4.4      Specimen Common Stock certificate (incorporated by reference to Exhibit 4.1 to the
              Company's Annual Report on Form 10-KSB for the year ended March 31, 2000,
              Commission File No. 0-23514)
  *  4.5      Rockport Healthcare Group, Inc. 2000 Long-Term Incentive Plan
  *  5.1      Opinion of Chamberlain, Hrdlicka, White, Williams & Martin, P.C.
  * 23.1      Consent of Hein + Associates LLP
  * 23.2      Consent of Chamberlain, Hrdlicka, White, Williams & Martin, P.C. (contained in
              Exhibit 5.1)
  * 24.1      Powers of Attorney (included as part of the signature pages of this registration statement)

________________________
*     FILED  HEREWITH